Victory Portfolios

Victory INCORE Investment Grade Convertible Fund

Supplement dated November 30, 2015

to the Summary Prospectus dated March 1, 2015 (“Prospectus”), as supplemented October 28, 2015

This Prospectus is being revised to reflect a change in portfolio management of the Fund upon the retirement of Richard A. Janus. These changes will be effective on December 31, 2015.

The reference to Richard A. Janus under the section “Portfolio Managers” on page 5 is removed.  In addition, the reference to James K. Kaesberg under that section is deleted in its entirety and replaced with the following:

James K. Kaesberg is a Senior Portfolio Manager of the Adviser, and has been the Lead Portfolio Manager of the Fund since December 2015 and a Portfolio Manager of the Fund since 1996.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.